UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2021 (November 12, 2021)

CURO GROUP HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas	67205
(Address of Principal Executive Offices)	(Zip Code)

(316) 772-3801

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement

Amendment to Non-Recourse Canada SPV Facility

On November 12, 2021, CURO Canada Receivables Limited Partnership, an indirect wholly-owned subsidiary of the CURO Group Holdings Corp. (the “Company”), amended its existing credit facility (the “Non-Recourse Canada SPV Facility”) with Waterfall Asset Management, LLC, as administrative agent, and WF Marlie 2018-1, Ltd., as lender, in order to (i) extend borrowing capacity from C$250 million to C$450 million, (ii) reduce borrowing cost by approximately 200 basis points, (iii) extend the initial maturity date by three years to August 2026, (iv) increase the advance rate from 80% to 90%, (v) expand eligibility to include Flexiti Financial Inc.’s non-prime loans and (vi) add the ability to securitize from the Non-Recourse Canada SPV Facility.

All other material terms of the Non-Recourse Canada SPV Facility remain unchanged.

The foregoing summary of the amendments to the Non-Recourse Canada SPV Facility are qualified in their entirety by reference to the text of the actual amended Non-Recourse Canada SPV Facility.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 under “Amendment to Non-Recourse Canada SPV Facility” is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure

The Company is furnishing prospective investors with certain information that has not been previously publicly reported, including certain summary financial information and certain unaudited pro forma financial information, which information will be included in the offering memorandum and a related investor presentation, for the proposed offering described under Item 8.01 to this Current Report on Form 8-K. The disclosures are set forth under the headings “Summary Financial Information” and “Pro Forma Financial Information” in Exhibit 99.3 attached hereto and are incorporated by reference into this Item 7.01.

The information in this Item 7.01, including the disclosure set forth under the headings “Summary Financial Information” and “Pro Forma Financial Information” in Exhibit 99.3, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such materials be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 Other Events

Notes Offering

On November 17, 2021, the Company announced that its wholly-owned subsidiary, CURO Finance, LLC (the “Temporary Notes Issuer”), subject to market and other conditions, intends to offer $225 million in aggregate principal amount of senior unsecured notes due 2029 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to non-U.S. persons in accordance with Regulation S under the Securities Act. The Temporary Notes Issuer, which was created solely to issue the notes, will deposit an amount in cash equal to the gross proceeds of the offering, together with an amount in cash (to be contributed by the Company) sufficient to pay for a redemption of the notes on the fifth business day after the 150th day following the date of the issuance of the notes (the “Acquisition Deadline Date”), including interest that would accrue during such period, into a segregated escrow account until the date that certain escrow release conditions are satisfied. Prior to the consummation of the Company’s proposed acquisition of SouthernCo, Inc. d/b/a Heights Finance” (the “Heights Finance Acquisition”), the notes will be secured by a first-priority security interest in the escrow account and all deposits therein.

Among other things, the escrow release conditions include the consummation of the closing of the Heights Finance Acquisition, and the assumption by the Company of all the obligations of the Temporary Notes Issuer under the notes. Upon the release of the proceeds of the notes from escrow, the notes will be guaranteed by the Company and certain of the Company’s restricted subsidiaries on a senior secured basis. If the Heights Finance Acquisition is not consummated on or prior to the Acquisition Deadline Date, the notes will be redeemed by a special mandatory redemption. The special mandatory redemption price will be equal to 100% of the initial issue price of the notes (exclusive of pre-issuance accrued interest) together with accrued but unpaid interest thereon to, but not including, the date of such special mandatory redemption.

The net proceeds from the sale of the notes, together with cash on hand, will be used to finance the Heights Finance Acquisition and to pay fees and expenses related to this offering and the Heights Finance Acquisition.

The notes and the guarantees thereof will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report on Form 8-K and the exhibits hereto do not constitute an offer to sell or the solicitation of an offer to buy the notes or any other securities, nor will there be any sale of notes or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers of the notes will be made only by means of a private offering memorandum.

A copy of the press release announcing the offering of the notes is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Updated Risk Factor Information

In connection with the offering of the notes, the Company is also furnishing prospective investors with certain updated risk factor information that has not been previously publicly reported, which information will be included in the offering memorandum for the offering of the notes. The disclosure is set forth under the heading “Updated Risk Factor Information” in Exhibit 99.3 attached hereto and is incorporated by reference into this Item 8.01.

Updated Indebtedness Information

In connection with the offering of the notes, the Company is also furnishing prospective investors with certain updated information regarding its indebtedness, including indebtedness that it expects to assume in connection with the Heights Finance Acquisition, that has not been previously publicly reported, which information will be included in the offering memorandum for the offering of the notes. The disclosure is set forth under the heading “Updated Indebtedness Information” in Exhibit 99.3 attached hereto and is incorporated by reference into this Item 8.01.

Acquisition of SouthernCo, Inc.

On November 17, 2021, the Company issued a press release announcing that it had entered into a definitive agreement to acquire SouthernCo, Inc. d/b/a Heights Finance (the “Transaction”).

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein. Attached as Exhibit 99.4 hereto and incorporated by reference herein is the investor presentation, dated November 17, 2021, which will be used by the Company with respect to the Transaction.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 17, 2021

99.2	Press Release, dated November 17, 2021

99.3	Excerpts of Offering Memorandum and Investor Presentation

99.4	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of November, 2021.

CURO Group Holdings Corp.

By:	/s/ Roger Dean
Roger Dean
Executive Vice President & Chief Financial Officer